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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 20, 1999



                         WESTERFED FINANCIAL CORPORATION
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                        0-22772                       81-0487794
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(State or other             (Commission File No.)                (IRS Employer
jurisdiction of                                                 Identification
 incorporation)                                                    Number)


110 East Broadway, Missoula, Montana                                    59802
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (406) 721-5254
--------------------------------------------------------------------------------




                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events

                           On April 20, 1999 the Registrant issued the press
                  releases attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press releases, dated April 20, 1999





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                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WesterFed Financial Corporation



Date:    May 5, 1999                    By:      /s/ Lyle R. Grimes
         --------------------                    ------------------------------
                                                 Lyle R. Grimes
                                                 President/CEO/Chairman





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                               Index to Exhibits



                                                              Sequentially
                                                             Numbered Page
                                                             Where Attached
Exhibit                                                         Exhibits
Number                                                        are located
------                                                        -----------

99.6                Press Releases dated April 20, 1999               5